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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 24, 2003
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-26395                    94-3228750
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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                (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

On November 24, 2003, Salon Media Group, Inc. (Company or Registrant) sold and issued convertible promissory notes and warrants in a financing transaction in which it raised gross proceeds of $150,000. The terms of the transactions are set forth in the Note and Warrant Purchase Agreements entered into between the Company, Dr. John Warnock, a Director of the Company and HAMCO Capital Corporation. Elizabeth Hambrecht, Salon's President, Chief Financial Officer, Secretary and Treasurer has an ownership interest in HAMCO Capital Corporation. The Notes may be convertible at a future date into equity securities of the Company at a conversion price to be determined. The warrants grant the holders thereof the right to purchase an aggregate of 450,000 shares of the Company's common stock at an exercise price of $0.0575 per share.

The Company will use the capital raised for working capital and other general corporate purposes.

The Notes automatically converts upon the first closing of the Company's proposed Series C Preferred Stock securities proposed to be issued ("Financing") and, if no such Financing shall have occurred by the close of business on December 31, 2003, then the Note may be converted into shares of the Company's common stock at the option of the note holder. In the event of an automatic conversion of the Note upon a Financing, the number of shares of preferred or common stock to be issued upon conversion of this and other notes shall equal the aggregate amount of the Note obligation divided by the price per share of the securities issued and sold in the Financing. In the event of a Note conversion into common stock absent a Financing, the number of shares of the Common Stock to be issued upon conversion of the Notes shall equal the aggregate amount of each Note obligations divided by the average closing price of the Company's common stock over the sixty (60) trading days ending on September 30, 2003, or December 31, 2003, which ever is lower, as reported on such market(s) and/or exchange(s) where the common stock has traded during such sixty day trading period.

In connection with the Financing, the Company granted the Investors security interests in the Company's assets, subject to the rights of any Senior Indebtedness (as such term is defined in the Agreement) and pre-existing rights.

Neither the Notes, warrants, nor the shares of common stock underlying the warrants have been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from registration requirements.

The foregoing description is qualified in its entirety by reference to the Note and Warrant Purchase Agreements, Convertible Promissory Notes and Common Stock Purchase Warrants, copies of which are filed herewith as Exhibits 4.2.67, 4.2.68, 4.2.69, 4.2.70, and 4.2.71, respectively, and each of which are incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits


Exhibit No.          Description

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  4.2.67    Note and Warrant Purchase Agreement dated November 24, 2003
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  4.2.68    Convertible Promissory Note dated November 24, 2003 by Salon Media
            Group, Inc. and John Warnock
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  4.2.69    Common Stock Purchase Warrant dated November 24, 2003 by Salon Media
            Group, Inc. for John Warnock
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  4.2.70    Convertible Promissory Note dated November 24, 2003 by Salon Media
            Group, Inc. and HAMCO Capital Corporation
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  4.2.71    Common Stock Purchase Warrant dated November 24, 2003 by Salon Media
            Group, Inc. for HAMCO Capital Corporation
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SALON MEDIA GROUP, INC.


Dated: 12/9/03                 /s/ Elizabeth Hambrecht
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                               Elizabeth Hambrecht, President, Chief Financial
                               Officer, Treasurer and Secretary